Statements of Income (Unaudited) (USD $)	3 Months Ended
	Mar. 31, 2012	Mar. 31, 2011
REVENUES:
Self-storage rental income	$ 540,047	$ 536,972
Ancillary operating revenue	59,556	51,679
Interest and other income	5	38
TOTAL	599,608	588,689
EXPENSES:
Depreciation	18,918	1,005
Operating	272,206	283,251
General and administrative	81,293	99,656
General partners' incentive management fee	18,058	18,058
Property management fee	31,695	31,429
Total	422,170	433,399
NET INCOME	177,438	155,290
AGGREGATE INCOME ALLOCATED TO:
General partners	1,774	1,553
Limited partners	175,664	153,737
TOTAL	177,438	155,290
Weighted average limited partnership units outstanding	31,783	31,783
NET INCOME ATTRIBUTABLE TO THE PARTNERSHIP PER LIMITED PARTNERSHIP UNIT	$ 5.27	$ 4.84